UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIGCOMMERCE HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

Your Vote Counts! BIGCOMMERCE HOLDINGS, INC. 2024 Annual Meeting Vote by May 15, 2024 11 :59 PM ET BIGCOMMERCE HOLDINGS, INC. 11305 FOUR POINTS DRIVE BUILDING 2, SUITE 1 00 AUSTIN, TX 78726 You invested in BIGCOMMERCE HOLDINGS, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024. Get informed before you vote View the Notice & Proxy Statement, Form 1 0-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Virtually at: Vote Virtually at the Meeting* May 16, 2024 8:00AM CDT www.virtualshareholdermeeting.com/BIGC2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Brent Bellm 02) Lawrence Bohn 03) Jeff Richards 0For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. 0For 3. Non-binding advisory vote to approve the compensation of our named executive officers. 0For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.